PGOF-P5 07/24

Prospectus and Statement of Additional Information Supplement	July 2, 2024

Putnam BDC Income ETF

Putnam BioRevolution™ ETF

Putnam Emerging Markets ex-China ETF

Putnam ESG Core Bond ETF

Putnam ESG High Yield ETF

Putnam ESG Ultra Short ETF

Putnam Focused Large Cap Growth ETF

Putnam Focused Large Cap Value ETF

Putnam Large Cap Value Fund

Putnam PanAgora ESG Emerging Markets Equity ETF

Putnam PanAgora ESG International Equity ETF

Putnam Sustainable Future ETF

Putnam Sustainable Leaders ETF

For each fund listed above except Putnam Large Cap Value Fund:

Effective immediately, Franklin Distributors, LLC (“Franklin Distributors”) is replacing Foreside Fund Services, LLC (“Foreside”) as the fund’s distributor and principal underwriter. All references to Foreside Fund Services, LLC, Foreside Fund Services, and Foreside in the fund’s prospectus and statement of additional information (“SAI”) are deleted and replaced with references to Franklin Distributors, LLC or Franklin Distributors, as the context requires.

Effective immediately, the subsection Principal distributor in the section Distribution plans and payments to intermediaries of the fund’s prospectus is deleted and replaced in its entirety with the following:

Franklin Distributors distributes creation units for the fund on an agency basis, does not maintain a secondary market in shares of the fund, and has no role in determining the investment policies of the fund or the securities that are purchased or sold by the fund. Franklin Distributors is an indirect, wholly-owned broker/dealer subsidiary of Franklin Templeton.

Franklin Distributors’ address is One Franklin Parkway, San Mateo, CA 94403-1906.

Intermediaries may receive from Putnam Management, Franklin Distributors, and/or their respective affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Effective immediately, the subsection Principal Underwriter in the section MANAGEMENT of the fund’s SAI is deleted and replaced in its entirety with the following:

Franklin Distributors, located at One Franklin Parkway, San Mateo, CA 94403-1906, is the principal underwriter of shares of the funds. Franklin Distributors is a registered broker-dealer, a member of the Financial Industry Regulatory Authority, and an indirect, wholly-owned subsidiary of Franklin Templeton.

See “Charges and expenses” in Part I of this SAI for information on payments received by Franklin Distributors and Foreside Fund Services, LLC, the fund’s principal underwriter prior to July 2, 2024.

Effective immediately, the subsection Personal Investments by Employees of Putnam Management and Officers and Trustees of the Fund in the section MANAGEMENT of the fund’s SAI is deleted and replaced in its entirety with the following:

Personal Investments by Employees of Putnam Management, PIL, PAC and Franklin Distributors and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Franklin Distributors and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Franklin Distributors (the “Franklin Templeton Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics” and each of the Franklin Templeton Code of Ethics and the Putnam Funds Code of Ethics, a “Code of Ethics”). Each Code of Ethics, in accordance with Rule 17j-1 under the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Franklin Templeton Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, each Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics generally incorporates and applies the restrictions of the Franklin Templeton Code of Ethics to officers and Trustees of the fund who are affiliated with Franklin Templeton. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved each Code of Ethics and are required to approve any material changes to each Code of Ethics. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of each Code of Ethics.

For Putnam Large Cap Value Fund:

Effective immediately, the following disclosure is added under the heading “Risks” in the subsection Investments, risks, and performance in the section Fund summary of the fund’s prospectus:

The fund may be an investment option for mutual funds that are managed by Franklin Resources, Inc. (Franklin Templeton) and its affiliates as “funds of funds,” and other investors from time to time may make with substantial investments in the fund. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets. These redemptions may also force the fund to sell securities, which may increase the fund’s brokerage costs.

Effective immediately, the following disclosure is added in the section What are the fund’s main investment strategies and related risks? of the fund’s prospectus:

● Large shareholder risk. The fund may be an investment option for mutual funds that are managed by Franklin Templeton and its affiliates as “funds of funds,” and other investors from time to time may make substantial investments in the fund. Such shareholders may at times be considered to control the fund. Dispositions of a large number of shares by these shareholders may adversely affect the fund’s liquidity and net assets. The fund is subject to the risk that these shareholders will purchase or redeem large quantities of shares of the fund. These transactions could adversely affect the fund’s performance if it is forced to sell portfolio securities to satisfy redemption requests or purchase securities for the portfolio in connection with the investment of subscription proceeds when the fund would otherwise not do so, and at unfavorable prices. Redemptions of a large number of shares may affect the liquidity of the fund’s portfolio and increase the fund’s transaction costs. Large redemptions may be more likely during times of market stress or reduced liquidity, exacerbating the potential impact on the fund. In addition, fund returns may be adversely affected if the fund holds a portion of its assets in liquid, cash-like investments in connection with or in anticipation of shareholder redemptions.

Shareholders should retain this Supplement for future reference.